Mining hardware prepayments	12 Months Ended
Jun. 30, 2022
Mining hardware prepayments [Abstract]
Mining hardware prepayments
Note 12.  Mining hardware prepayments

	Consolidated
	30 June 2022	30 June 2021 (restated*)
	US$’000	US$’000

Non-current assets
Mining hardware prepayments	158,184	75,129

Mining hardware prepayments represent payments made by the Group for the purchase of mining hardware that is yet to be delivered. These prepayments are in accordance with payment schedules set out in relevant purchase agreements with hardware manufacturers.
Certain subsidiaries of the Group have entered into three binding hardware purchase agreements with Bitmain. The first two agreements relate to hardware that is expected to enable the Group to achieve 4.3 EH/s of operating capacity. The third agreement is a $400,000,000 hardware purchase agreement for approximately 10 EH/s of miners. On 1 August 2022, the Group announced that it had reached agreement with Bitmain to ship an additional 1.7 EH/s of miners under the third agreement, which is expected to increase the Group’s operating capacity to 6.0 EH/s.
As at 30 June 2022, the Group held $158,184,000 in prepayments made to Bitmain for future mining hardware deliveries.
$76,133,000 of this balance relates to deliveries expected to be installed during the year ended 30 June 2023 which are expected to take the Group’s operating capacity to 6.0 EH/s.
The remaining $82,051,000 of the $158,184,000 held as at 30 June 2022, relates to future deliveries beyond the expected operating capacity of 6.0 EH/s (in respect of 25% of the purchase price of the respective batches under the third hardware purchase agreement referenced above). The relevant subsidiary of the Group has not made all recent scheduled payments under this contract and does not currently expect to make upcoming payments in respect of any such additional future deliveries under this contract. Utilization of the $82,051,000 of prepayments, continue to be subject to ongoing discussions with Bitmain.
Under the third Bitmain contract, if the relevant subsidiary fails to pay the remaining commitments as and when they become due (and fail to make a written request to Bitmain no less than five business days prior to the relevant deadline and obtain Bitmain’s written consent), Bitmain is entitled to terminate the shipment of the respective batch of equipment and that subsidiary will be liable for reasonable, non-penalty liquidated damages of 20% of the purchase price of such batch. If there is any remaining balance after deducting the non-penalty liquidated damages from prepayments made under this contract, such remaining balance will be refunded free of any interest. If the relevant subsidiary fails to pay down payments due under this contract by the prescribed deadlines it may also be responsible for any loss incurred by Bitmain in relation to the production or procurement of that relevant batch of mining hardware.
See note 2 and 34 for further information.